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                                                                  EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-40665 and Form S-8 No. 333-50571) of our report dated March 15, 1999, with respect to the financial statements of Vyrex Corporation, included in the Annual Report (Form 10-KSB) for the year ended December 31, 1998.


                                       ERNST & YOUNG LLP

San Diego, California
March 29, 1999